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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use of our report dated January 6, 1997 relating to Hou-Tex Metals Company, Inc. included in or made a part of this Form 8-K.



/s/ PRICE WATERHOUSE LLP

Chicago, Illinois
January 21, 1997